                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       J.B. Hunt Transport Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                [J.B. HUNT LOGO]


                       J. B. HUNT TRANSPORT SERVICES, INC.


                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   TO BE HELD ON APRIL 25, 2002 AT 10:00 A.M.


         The Annual Meeting of Stockholders of J.B. Hunt Transport Services, Inc. (the "Company") will be held April 25, 2002 at 10:00 a.m. (CDT) at the Company's headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas for the following purposes:

     (1) To elect (4) four Class I Directors for a term of (3) three years each.

     (2) To ratify the appointment of KPMG LLP as the Company's principal independent public accountants for the next fiscal year.

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record on February 28, 2002 will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

         A copy of the 2001 Annual Report to Stockholders is enclosed.

         All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present, the Board of Directors requests that you promptly complete, sign, date and mail the enclosed proxy. If you attend the meeting, you may vote either in person or by your proxy.


                                        By Order of the Board of Directors


                                                JOHNELLE D. HUNT
                                                   Secretary

Lowell, Arkansas
March 15, 2002



              YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN AND RETURN

                            YOUR PROXY WITHOUT DELAY.

                                [J.B. HUNT LOGO]


                       J. B. HUNT TRANSPORT SERVICES, INC.
        ----------------------------------------------------------------

                                 PROXY STATEMENT

        ----------------------------------------------------------------

                               SUMMARY TERM SHEET

     This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the nominees being solicited for directors and the appointment of KPMG LLP as our independent auditors, you should carefully read this entire document, its attachments and other documents to which we refer.


WHEN AND WHERE IS THE ANNUAL MEETING?

Date:       Thursday, April 25, 2002
Time:       10:00 a.m., Central Daylight Time
Location:   J.B. Hunt Transport Services, Inc.
            Corporate Offices, Auditorium
            615 J.B. Hunt Corporate Drive
            Lowell, Arkansas

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's Annual Meeting, stockholders will act upon matters outlined in the accompanying Notice of Meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal year 2001.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, February 28, 2002, are entitled to receive Notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting or at any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted on.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and seating will be available at approximately 9:30 a.m. Cameras and recording devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the Company to conduct its business. As of the record date, 36,336,471 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     The enclosed proxy card indicates the number of shares that you own. If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.

     Proxies duly executed and returned by a stockholder, and not revoked prior to or at the meeting, will be voted in accordance with the instructions thereon.

CAN I VOTE BY TELEPHONE?

     If you are a registered stockholder (that is, if you hold stock in your own name), you may vote by telephone by following the instructions included with your proxy card.

     If your shares are held in "street name," you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

     o    FOR election of the nominated slate of directors (see pages 4 - 5).

     o FOR ratification of the appointment of KPMG LLP as the Company's independent auditors (see page 20).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

o ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

o OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN THE PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

                 YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT
                   (INCLUDING THE ATTACHMENTS) IN ITS ENTIRETY


                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement may contain forward-looking statements. Additional written or oral forward-looking statements may be made by us from time to time in filings with the Securities and Exchange Commission (the "SEC") or otherwise. The words, "believe", "expect", "anticipate", "estimate", "project", and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Statements in this Proxy Statement describe factors that could contribute to or cause such differences.

                 REPORT OF ACTION TAKEN AT PRIOR ANNUAL MEETING
                        OF STOCKHOLDERS ON APRIL 26, 2001



     The 2001 Annual Meeting was held on April 26, 2001. At that meeting 91.45 percent of the eligible shares were voted. Results of the Proposals brought before the stockholders follow:


o PROPOSAL ONE - Class III nominees for the Board of Directors were elected by a vote of 98.59 percent of the total shares voted.


o PROPOSAL TWO - Ratification of the appointment of KPMG LLP as the Company's independent auditors for the next fiscal year was approved by a vote of
     98.05 percent of the total shares voted.


--------------------------------------------------------------------------------
                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


     The Board of Directors is currently divided into three classes, each having three-year terms that expire in successive years. The term of office of directors in Class I expires at the 2002 Annual Meeting. The Board of Directors proposes that the nominees described below be re-elected to Class I for a new term of three years and until their successors are duly elected and qualified. All are currently serving as Class I directors.


     Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     It is intended that the shares represented by the accompanying proxy will be voted at the 2002 Annual Meeting for the election of all nominees. Each nominee has indicated his/her willingness to serve as a member of the Board, if elected.


            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
                                       FOR
                       EACH OF THE NOMINEES LISTED HEREIN

                       PROFILES OF DIRECTORS AND NOMINEES





NOMINEES FOR DIRECTOR:


CLASS I - TERM EXPIRES APRIL 2002


JOHNELLE D. HUNT                                             DIRECTOR SINCE 1993
     Mrs. Hunt, age 70, is Secretary of the Company. Serving as Credit Manager from 1962 to 1987, she was elected Secretary-Treasurer in 1972 and served in that capacity until October 1988 at which time she was elected Secretary.


KIRK THOMPSON                                                DIRECTOR SINCE 1985
     Mr. Thompson, age 48, is President and Chief Executive Officer of the Company. Mr. Thompson, a certified public accountant, joined the Company in 1973. In 1979, he served as Vice President of Finance until 1984, Executive Vice President and Chief Financial Officer until 1985, President and Chief Operating Officer from 1986 until 1987 when he was elected President and Chief Executive Officer.


LELAND E. TOLLETT                                            DIRECTOR SINCE 2001
     Mr. Tollett, age 65, is a private investor. With the resignation of Lloyd Peterson on February 15, 2001, the Company's board of directors nominated Mr. Tollett to serve as interim director and will seek formal election to the board by the stockholders of the Company at the 2002 Annual Meeting. He served as Chairman of the Board and Chief Executive Officer of Tyson Foods, Inc, from 1995 to 1998 when he retired and became a consultant to that company. A Tyson Foods employee since 1959, he also served as President and Chief Executive Officer from 1991 to 1995. He first became a board member of Tyson Foods, Inc. in 1984 and continues to serve in that capacity.


JOHN A. WHITE                                                DIRECTOR SINCE 2000
     Dr. White, age 62, is Chancellor of the University of Arkansas, a position he assumed on July 1, 1997. Prior to joining the University, he served as Dean of Engineering at the Georgia Institute of Technology in Atlanta for six years. A graduate of the University of Arkansas (BSIE), Virginia Tech
     (MSIE) and The Ohio State University (PhD), he also holds honorary doctorates from the Katholieke Universitiet of Leuven in Belgium and from George Washington University. Dr. White is a member of the National Academy of Engineering, past president of the National Consortium for Graduate Degrees for Minorities in Engineering and Science, Inc., past chairman of the American Association of Engineering Societies and past president of the Institute of Industrial Engineers. He also serves on the Board of Directors for Eastman Chemical Company, Motorola, Inc., Russell Corporation, Logility, Inc. and the National Science Foundation.

DIRECTORS WHOSE TERM OF OFFICE CONTINUE


CLASS II - TERM EXPIRES APRIL 2003

GENE GEORGE                                                  DIRECTOR SINCE 1961
     Mr. George, age 79 is Chairman of the Board of George's Inc. (an integrated poultry company). He also serves on the Board of Directors for the First National Bank of Springdale.

THOMAS L. HARDEMAN                                           DIRECTOR SINCE 1994
     Mr. Hardeman, age 64, is President of BTTB Investments, a private investment company. Retiring from United Parcel Service after 35 years, he served as Corporate Vice President from 1984 until his retirement in April 1994. He is the former Chairman of the Advisory Board for the Commercial Vehicle Safety Alliance, former board member of the Professional Truck Driver Institute of America, and served on the American Legislative Exchange Council and the State Government Affairs Council.

J. B. HUNT                                                   DIRECTOR SINCE 1961
     Mr. Hunt, age 75, is Senior Chairman of the Board of Directors of the Company. Founder of the J.B. Hunt Company in 1961, he served as Chairman of the Board from 1982 until May 16, 1995. Mr. Hunt also serves on the Board of Directors of the University of Denver Intermodal Transportation Institute.



CLASS III - TERM EXPIRES APRIL 2004

JOHN A. COOPER, JR.                                          DIRECTOR SINCE 1990
     Mr. Cooper, age 63, is Chairman of the Board, Chief Executive Officer and President of Cooper Communities, Inc. (a private community development company).

BRYAN HUNT                                                   DIRECTOR SINCE 1991
     Mr. Hunt, age 43, serves as Vice Chairman of the Company and is the President of Best Motor Company. He was appointed Vice Chairman of the Board in May 1991. He served as Assistant Secretary of the Company from October 1988 until May 2000. From 1995 until his retirement from the Company in 1997, he served separate terms as the Company's Chief Operating Officer of the Van Division and Treasurer.

WAYNE GARRISON                                               DIRECTOR SINCE 1981
     Mr. Garrison, age 49, assumed the responsibilities of Chairman of the Board May 16, 1995. In 1976 he joined the Company as Plant Manager. He has also served the Company as Vice President of Finance in 1978, Executive Vice President in 1979, President in 1982, Chief Executive Officer in 1987 and Vice Chairman of the Board from January 1986 to May 1991.


     Under the terms of the Company's articles and Arkansas law, the Board of Directors can fix or change the number of directors by up to 30% of the number of directors last approved by the stockholders.

     Each of the foregoing nominees is currently serving as a director of the Company. Johnelle Hunt is the wife of J. B. Hunt and Bryan Hunt is the son of J.
B. and Johnelle Hunt. There are no other family relationships among the foregoing directors.

WHAT ARE THE DUTIES OF THE BOARD?

     The Board of Directors has the responsibility to serve as the trustee for the stockholders. It also has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The Board, however, is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business through discussion with the Chief Executive Officer and other officers, by reviewing analyses and reports sent to them each month and by participating in Board and Committee meetings.

HOW ARE DIRECTORS COMPENSATED?

     During the Company's fiscal year ended December 31, 2001, each director who was not a salaried officer or employee of the Company was paid $4,250 for each board meeting attended, $1,000 for each committee meeting attended and $2,000 for each committee meeting chaired and received an annual retainer of $20,000 paid in Company stock.

HOW OFTEN DID THE BOARD MEET DURING FISCAL YEAR 2001?

     The Board of Directors met six times during the 2001 fiscal year. During this period all members of the Board participated in at least 75% of all meetings including the Annual Meeting. The business of the Company is managed under the direction of the Board of Directors, which meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters, which require Board approval. Special meetings are also held when Board action is required on matters arising between regularly scheduled meetings.



WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     For the fiscal year ending December 31, 2001, the Board of Directors had the following committees:

o    AUDIT, comprised of John White, Chairman, Gene George and Leland E. Tollett

o COMPENSATION, comprised of John A. Cooper, Jr., Chairman, Gene George and Tom Hardeman

o NOMINATING, comprised of Tom Hardeman, Chairman, John A. Cooper, Jr., and Leland E. Tollett

o EXECUTIVE, comprised of J.B. Hunt, Chairman, Bryan Hunt, Wayne Garrison, Gene George, and Kirk Thompson

     Members of the committees are appointed annually by the Board and serve until their successors are appointed or their earlier resignation or removal.

     The AUDIT COMMITTEE functions are focused primarily on three areas: (1) the scope and adequacy of the Company's internal controls and financial reporting processes and the reliability of the Company's financial statements, (2) the independence and performance of the Company's independent auditors and (3) the Company's compliance with legal and regulatory requirements related to the filing and disclosure of quarterly and annual financial statements of the Company. All members of the Audit Committee satisfy the requirements of independence as set forth in the Audit Committee Policy of the SEC. The Audit Committee met five times in fiscal year 2001. For additional information concerning the Audit Committee, see "Report of the Audit Committee."

     The COMPENSATION COMMITTEE determines the compensation of senior management of the Company. Additionally, the Compensation Committee administers the compensation, stock incentive and benefit plans of the Company. None of the individuals serving on the Compensation Committee have ever been an officer or employee of the Company. The Compensation Committee met once in fiscal year 2001. All of the members attended at least 75% of the meetings of this committee. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee."

     The NOMINATING COMMITTEE reviews the qualifications of potential Board candidates, from whatever source received, and propose nominations for Board membership. Nomination of potential Board candidates may be directed to the Nominating Committee, in care of the Corporate Secretary of the Company at the address stated herein. The Nominating Committee met once in fiscal year 2001.

     The EXECUTIVE COMMITTEE has broad power to act for and on behalf of the Board of Directors between the regularly scheduled meetings of the Board of Directors. The Executive Committee held no meetings in fiscal year 2001.


SECTION 16(b) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company, to file with the SEC reports of security ownership and reports on subsequent changes in its ownership of the Company's securities. Reporting persons are required to furnish the Company with copies of all Section 16(b) forms filed with the SEC.

     Based upon the Company's review of the reports furnished to the Company pursuant to Section 16 of the Exchange Act, to the best of the Company's knowledge, late filings for Messrs. Bergant, Harper, Matthews, Thompson and Walton occurred during fiscal year 2001.

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY



HOW MUCH STOCK DOES THE COMPANY'S DIRECTORS AND OFFICERS OWN?

     The authorized Common Stock of the Company consists of 100,000,000 shares, $.01 par value. As of the close of business on February 28, 2002 there were 36,336,471 shares outstanding held by 1,440 stockholders of record.

     The following table lists as of February 28, 2002, all persons known to be the beneficial owner of more than five percent of the Company's Common Stock, by each director of the Company, and by each named executive officer (Tables I, II and III), and by all officers and directors as a group.


                                                                         BENEFICIAL OWNERSHIP
                                                                       -------------------------
   DIRECTORS AND OFFICERS                                              SHARES          PERCENT(9)
   ----------------------                                              ---------       ---------
   J.B. Hunt (1)                                                       8,563,583           23.6%
   Wayne Garrison (2)                                                  1,982,595            5.4
   John A. Cooper, Jr.                                                    12,734              *
   Gene George (3)                                                       627,291            1.7
   Thomas L. Hardeman                                                      6,234              *
   Bryan Hunt (4)                                                         18,318              *
   Johnelle Hunt (5)                                                   3,374,933            9.3
   Paul Bergant (6)                                                      213,037              *
   Kirk Thompson                                                         139,811              *
   Leland E. Tollett                                                       1,142              *
   Jerry W. Walton (7)                                                   116,965              *
   John A. White                                                           5,376              *


   All executive officers and directors                               15,254,938           42.0%
   as a group (21 persons) (8)

    *Represents less than 1 percent of the Company's outstanding common stock

OTHER PRINCIPAL STOCKHOLDERS

Dimensional Fund Advisors       (10)                                   2,338,100              6.4%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

(1) Mr. Hunt's address is 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745. Includes 8,423,384 shares owned by Mr. and Mrs. Hunt in a family limited liability company in which they are co-managers.

(2)  Includes shares owned by immediate family.

(3) Includes an indirect 25% beneficial ownership interest through a family limited partnership that owns 730,989 shares which equals 182,747 shares and the ownership of 444,544 shares in another family limited partnership. Mr. George disclaims the beneficial ownership of the 182,747 shares described above and listing such shares shall not be construed as an admission that Mr. George is the owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934.

(4) Includes options to purchase 4,800 shares exercisable as of February 28, 2002.

(5) Includes 3,371,822 shares owned by Mr. and Mrs. Hunt in a family limited liability company in which they are co-managers.

(6) Includes options to purchase 56,860 shares exercisable as of February 28, 2002.

(7) Includes 33,099 shares held in trusts in which Mr. Walton is designated as the trustee but claims no beneficial interest, and options to purchase 17,200 shares exercisable as of February 28, 2002.

(8) Includes options to purchase 153,526 shares exercisable as of February 28, 2002.

(9) The percentages are based on 36,336,471 shares, which equal the outstanding shares of the Company as of February 28, 2002.

(10) Based on a Schedule 13G filed by the indicated party. In said filing, beneficial ownership was disclaimed by Dimensional Fund Advisors. The amounts and percentages of shares were reported to the Company on February 2, 2001.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following Report of the Compensation Committee and the performance graphs included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.


                      REPORT OF THE COMPENSATION COMMITTEE


THE COMPENSATION COMMITTEE

     Compensation of officers and senior executives of the Company is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, comprised entirely of outside directors, meets (1) to fix annual salaries in advance and bonuses for the current year of senior executives, (2) to review annual goals and reward outstanding annual performance of executives,
(3) to grant stock options pursuant to the Company's stock option plans, (4) to establish and certify the achievement of performance goals under the Company's Management Incentive Plan, and (5) review the Company's benefit plans. In October 2001, the Committee retained William M. Mercer, Inc. to review certain of its executive compensation policies and practices. The Committee met to discuss the salaries, bonuses and other compensation of the officers and senior executives of the Company, including the Chairman and Chief Executive Officer.

GENERAL COMPENSATION POLICY

     The executive compensation package has three main components: (1) base salary, which is reviewed annually, (2) performance-based bonuses that are directly tied to the Company's earnings per share and are earned annually depending on the achievement of pre-established performance-based goals, and (3) incentive awards. This mix of compensation elements places more of total compensation at risk and emphasizes performance.

     The Committee believes that competitive levels of cash compensation, together with equity and other incentive programs, are necessary for the attraction, motivation and retention of the highest caliber employees.

BASE SALARY

     Executives' base salaries are based on the Company's performance for the prior fiscal year and upon a subjective evaluation of each executive's contribution to that performance. In evaluating overall Company performance, the primary focus is on the Company's earnings per share.

PERFORMANCE-BASED BONUS

     Performance cash bonuses are awarded quarterly to executives based on the Company's earnings per share. The amount of the bonus paid is a percentage of the executive's salary. The bonus increases as a percentage of base salary as the Company's earnings per share improves.

INCENTIVE AWARDS

     Incentive payments are made under the Company's Management Incentive Plan. As a person's level of responsibility increases, a greater portion of potential total compensation opportunity is shifted from salary to performance-based incentives and to greater reliance on growing total return to stockholders through stock-based awards. This directly aligns the interest of management with stockholders.

     To motivate the Company's employees to emulate its stockholders, the Company has implemented the following guidelines of stock ownership over a five-year period:

                      Position                            Ownership Multiple of Base Salary
                      --------                            ---------------------------------
           Chief Executive Officer                                      5 times
           Executive Vice Presidents                                    3 times
           Group Presidents, Senior Vice Presidents
             and Vice Presidents of Operations                          2.5 times
           Vice Presidents, Terminal Managers,
             Regional Operations Managers                               2 times


SENIOR CHAIRMAN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee has tried to set base salary and overall compensation for Messrs. Hunt, Garrison and Thompson competitively with companies of similar size and aligned with companies which lead their respective industries. The goal is to reward these executives for corporate performance in line with the interests of the stockholders.

     Messrs. Hunt and Garrison did not participate in the bonus plan for fiscal year 2001 and, therefore, received no bonus. Mr. Garrison will participate in the Company's bonus plan for fiscal year 2002. The cash bonus paid to Mr. Thompson in fiscal year 2001 was determined by the previously mentioned formula relating bonuses to earnings per share.

     In accordance with the Committee's policy of aligning executive interest with the interest of stockholders, Mr. Thompson was granted a stock option of 75,000 shares in fiscal year 2001 which will vest over a ten-year period. No stock options were granted to Messrs. Hunt and Garrison in fiscal year 2001.

     Messrs. Hunt, Garrison and Thompson's cash compensation is comparable to the NASDAQ peer group and other transportation company peer groups. Additionally, they each participate in the Company's profit sharing plan.

2002 PERFORMANCE-BASED COMPENSATION

     For fiscal year 2002, the Company has established a cash bonus program for the above named executives that is in direct correlation to earnings per share.

TAX DEDUCTIBILITY

     The Company's incentive bonus and stock incentive plans are designed to be performance-based plans as defined in the Internal Revenue Code of 1986, as amended. Therefore, under Internal Revenue Code Section 162(m), compensation paid in 2001 under these plans is intended to be fully deductible and it is our intention to continue to maximize deductibility to the extent practicable.

OUR CONCLUSION

     We firmly believe that the quality and motivation of all of the Company's employees, including its managers, make a significant difference in the Company's long-term performance. We also believe that stockholders directly benefit from compensation programs that:

o    Reward superior performance;

o contain an appropriate downside risk element when performance falls short of clearly-defined standards;

o    give appropriate administrative flexibility to achieve their objectives.

     We believe that the Company's management compensation program meets these requirements and will continue to be an important factor in driving the Company's success.



           J.B. HUNT TRANSPORT SERVICES, INC., COMPENSATION COMMITTEE
                                  2001 Members

                          John A. Cooper. Jr., Chairman
                          Gene George and Tom Hardeman




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Cooper, George and Hardeman are outside directors of the Company. None of the members of the Compensation Committee were an officer or an employee of the Company during fiscal year 2001 and no member of the Committee is a former officer of the Company or had any related party transactions with the Company in fiscal year 2001.

                          REPORT OF THE AUDIT COMMITTEE


Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material as filed under the Securities Act or the Exchange Act.


     On October 14, 1992, the Board adopted the Audit Committee Charter setting out the audit related functions that the Audit Committee is to perform. The functions of the Audit Committee (the "Committee") are focused on three areas:


o Adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

o    the independence and performance of the Company's independent auditors; and

o the Company's compliance with legal and regulatory requirements dealing with the Company's financial statements.


     The directors who serve on the Committee are all independent for purposes of the Securities and Exchange Commission ("SEC") standards. That is, the Board has determined that no member on the Committee has a relationship to the Company that may interfere with the Committee's independence from the Company and its management.

     Management is responsible for the Company's financial statements, internal controls and financial reporting process. The independent auditors perform an independent audit of the Company's consolidated financial statements, express an opinion as to whether those financial statements fairly represent the financial position, results of operations and cash flows of the Company in accordance with generally accepted auditing standards and issue a report thereon.

     The Audit Committee is responsible for monitoring and overseeing these processes. The Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting and discusses these matters with the Company's independent auditors. The Committee regularly meets privately with the independent auditors, who have unrestricted access to the Committee. The Committee also recommends to the Board the appointment of the independent auditors and reviews periodically their performance and independence from management. In addition, the Committee reviews the Company's financial plans and reports recommendations to the full Board for approval and to authorize action.

     In this context, the Committee reviewed the audited consolidated financial statements and met and held discussions with management and KPMG LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     The independent auditors also provided the Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company, and the Committee discussed with the independent auditors their independence. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters relating to the conduct of the audit of the Company's financial statements.

     Based on the Committee's discussions with management and the independent auditors, as well as its review of the representations of management and the report of the independent auditors, the Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the SEC.

     The Committee recommended to the Board and the Board has selected KPMG LLP to be employed as the Company's independent certified public accountants to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by the Company with the SEC during the ensuing year.


               J.B. HUNT TRANSPORT SERVICES, INC., AUDIT COMMITTEE
                                  2001 Members

                              John White, Chairman
                         Gene George, Leland E. Tollett

     The following table sets forth information concerning total compensation earned or paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Senior Chairman, Chairman (as two of the five highest paid executives other than the Chief Executive Officer), the Chief Executive Officer, and the two highest paid executive officers of the Company for such period in all capacities in which they served.



TABLE I


                      EXECUTIVE COMPENSATION SUMMARY TABLE

                                                            LONG-TERM COMPENSATION
                          ANNUAL COMPENSATION                      AWARDS
                          -------------------            ----------------------------
                                               OTHER                     SECURITIES
                                               ANNUAL    RESTRICTED       UNDERLYING      ALL OTHER
NAME AND                                       COMPEN-     STOCK           OPTIONS/        COMPEN-
PRINCIPAL                              BONUS   SATION     AWARD(s)          SARS           SATION
POSITION         YEAR     SALARY($)    ($)(1)  ($)(2)      ($)(3)          (#)(4)          ($)(5)
--------         ----     ---------    ------  ------    ----------       -----------     ---------
J.B. Hunt        2001     375,000         0    82,717        N/A             N/A             19,530
Senior Chairman  2000     375,000         0    73,345        N/A             N/A             15,790
                 1999     375,000         0    46,611        N/A             N/A             14,991

Wayne Garrison   2001     375,000         0    40,944                        N/A                  0
Chairman         2000     375,000         0      N/A         N/A           130,000                0
                 1999     375,000         0    54,104        N/A                 0                0


Kirk Thompson    2001     450,000     2,813      N/A         N/A            75,000            4,461
President and    2000     450,000    45,000      N/A         N/A            32,500            2,385
CEO              1999     450,000         0      N/A         N/A            53,000            3,603

Jerry Walton     2001     325,000     2,031      N/A         N/A            30,000            3,383
Executive VP     2000     321,154    32,500      N/A         N/A           105,000            4,632
Finance/Admin-   1999     275,000         0      N/A         N/A            10,000            1,872
istration/CFO

Paul Bergant     2001     280,000     1,750      N/A         N/A            25,000            3,804
EVP, Marketing/  2000     276,038    28,000      N/A         N/A            55,000            1,968
Chief Marketing  1999     260,000         0      N/A         N/A            10,000            1,874
Officer


1. All bonuses are reported in the year in which they are earned. No bonus was earned for fiscal year 1999.

2. In accordance with SEC rules, reporting is not required unless the aggregate of such compensation exceeds $50,000 or 10% of the total annual salary and bonus.

     The amount reported for Mr. Hunt in fiscal year 2001 represents $62,945 for professional fees and $19,772 for personal use of the Company plane. For fiscal year 2000, the amount reported for Mr. Hunt represents $56,160 in professional fees and $17,185 for personal use of the Company plane. For fiscal year 1999, the amount reported for Mr. Hunt represents $41,915 for professional fees and $4,696 for personal use of the Company plane.

     In fiscal year 2001, the amount reported for Mr. Garrison represents $5,625 for professional fees, $34,039 for personal use of the Company plane and $1,280 for use of a Company car. For 1999, the amount reported for Mr. Garrison represents $26,376 for professional fees, $26,885 for personal use of the Company plane and $843 for use of a Company car.

3. There were no restricted stock awards granted in fiscal years 2001, 2000 or 1999.

4. There were no stock appreciation rights ("SARs") granted to the above named executives by the Company.

5. Includes contributions to Company retirement plans on behalf of each of the executives. Also included in other compensation: The Company advances premiums on life insurance policies on the lives of Mr. and Mrs. J.B. Hunt. The premium advances, plus accrued interest, was $9,048,696 as of December 31, 2001, and is a receivable to the Company from a trust, which is the owner and beneficiary of the policy. The Company has a guarantee from Mr. and Mrs. Hunt for the amount of premiums paid by the Company together with accrued interest at the rate of 5% per annum for the period January 3, 1990 through July 20, 2000 and at the Company's annually adjusted average cost of borrowing thereafter. During 2001 the Company paid premiums of $600,000 with respect to the life insurance policies of which Mr. Hunt's share, as reported by the insurance carriers, consisted of $14,281.


TABLE II



               AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 2001
                                       AND
                       OPTION VALUES ON DECEMBER 31, 2001

                                                                                             VALUE OF
                                                                       NUMBER OF            UNEXERCISED
                                                                       UNEXERCISED         IN-THE-MONEY
                                                                       OPTIONS AT           OPTIONS AT
                                                                        FY-END (#)           FY-END ($)
                                                                                               (1)
                     SHARES ACQUIRED                                   EXERCISABLE/         EXERCISABLE/
NAME                 ON EXERCISE (#)         VALUE REALIZED ($)       UN-EXERCISABLE       UN-EXERCISABLE
----                 ---------------         ------------------       --------------       --------------
J. B. Hunt                      0                        0                     0                   0

Wayne Garrison          1,500,000               10,702,500             1,026,000  E        5,776,760  E
                                                                         104,000  U          807,040  U

Kirk Thompson             101,430                  717,632                     0  E                0  E
                                                                         232,270  U        1,546,355  U

Jerry Walton               33,000                  332,767                62,200  E          577,887  E
                                                                         182,400  U        1,421,561  U

Paul Bergant                    0                        0                71,860  E          584,395  E
                                                                         149,140  U        1,060,806  U

The above Exhibit reflects options only. The Company has no SARs at the present time.

(1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $23.20, which is the closing market price reported on NASDAQ on December 31, 2001.

TABLE III



                      OPTION GRANTS DURING FISCAL YEAR 2001

                                     NUMBER OF
                     PERCENT         SECURITIES
                     OF TOTAL        UNDERLYING        OPTION                          POTENTIAL
                     OPTIONS         OPTIONS           PRICE      EXPIRATION    REALIZABLE  VALUE ($)(1)
NAME                 GRANTED (%)     GRANTED(#)        ($/SH)        DATE           5%          10%
----                 -----------     ----------        ------     ----------    ----------  ------------
J.B. Hunt                 0                0               0              0            0            0

Wayne Garrison            0                0               0              0            0            0

Kirk Thompson           8.51          75,000            13.91      11/2/2012     741,062    1,933,264

Jerry Walton            3.41          30,000            13.91      11/2/2007     141,922      321,972

Paul Bergant            2.84          25,000            13.91      11/2/2007     118,268      268,310


The above Exhibit reflects options only. The Company has no SARs at the present time. There were no stock options awarded to Mr. Garrison during fiscal year 2001. Mr. Hunt does not receive stock options.

(1) Caution is recommended in interpreting the financial significance of these figures. Potential values are based on the assumption that the Company's common stock will appreciate 5% or 10% each year, compounded annually, from the grant date of the option to the end of the option term, and therefore, the figures are not intended to forecast possible future appreciation, if any, of the price of common stock or establish a present value of the options.

                                PERFORMANCE GRAPH

     The following graph presents a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and NASDAQ Trucking Stocks (CRSP Transportation Index). The CRSP Transportation Index was prepared by the Center for Research in Security Prices and includes all NASDAQ motor freight and warehousing companies classified under SIC codes 4200-4299. A listing of the companies included in the CRSP Transportation Index is available upon request from the Company. The values on the graph show the relative performance of an investment of $100 made on December 31, 1996 in Company common stock and in each of the indices.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              J. B. HUNT TRANSPORT SERVICES, INC., S&P 500, NASDAQ



                                     [GRAPH]


                          12/31/96        12/31/97        12/31/98       12/31/99       12/31/00        12/31/01
                       ---------------- -------------- --------------- -------------- -------------- ---------------
J. B. HUNT                  100.0           135.8          167.9           102.3          124.7          172.0
S&P 500                     100.0           133.5          172.2           208.5          190.0          167.6
NASDAQ                      100.0           129.2          129.5           121.8          134.2          185.4

                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS




     The Board of Directors, on the unanimous recommendation of the Audit Committee, has selected KPMG LLP to audit the books, records and accounts of the Company for the 2002 fiscal year. KPMG LLP has served as the Company's independent auditors since its appointment in 1982. Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to appropriate questions.

     The Audit Committee approved all audit services provided by KPMG LLP for the year ended December 31, 2001. These services included the examination of the Company's consolidated financial statements and other services related to filings with the Securities and Exchange Commission. See "Report of the Audit Committee" for a discussion of auditor independence.



          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
                                       FOR
                   THE RATIFICATION OF THE APPOINTMENT OF KPMG
       LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR.



AUDIT FEES

     The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements, the reviews of the financial statements included in the Company's 10-Q's and the annual audit of the financial statements of the Company's employee benefit plan for the 2001 fiscal year were $276,712.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the 2001 fiscal year, KPMG LLP billed no fees in connection with the Company's information system.

ALL OTHER FEES

     The aggregate total of all other fees billed by KPMG LLP for the 2001 fiscal year were $139,631, including tax compliance fees of $119,481 and audit related fees of $20,150.

     The Audit Committee has considered whether KPMG LLP's independence is compatible with rendering all other non-audit services during fiscal year 2001.

                                  OTHER MATTERS

OTHER BUSINESS PRESENTED AT ANNUAL MEETING

     As of the date of this Proxy Statement, the Board knows of no other business that may properly be, and is likely to be, brought before the Annual Meeting. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     In order for a proposal by a stockholder to be presented at an Annual Meeting of the Company's stockholders, the proposal must be included in the related Proxy Statement and proxy form. In order for a stockholder's proposal to be included in the Proxy Statement and proxy form for the Annual Stockholders' Meeting in 2003, the proposal (1) must be received by the Company at its home office, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745, Attention:
Johnelle D. Hunt, Corporate Secretary, on or before November 1, 2002 and (2) must concern a matter that may be properly considered and acted upon at the Annual Meeting in accordance with applicable laws, including the Company's Bylaws and Rule 14a-8 of the Securities Act.

EXPENSES

     The proxies being solicited hereby are being solicited by the Company. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the material submitted herewith, will be paid by the Company. The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for the expense of forwarding proxy material to beneficial owners of shares held by them of record. Solicitations of proxies may be made personally or by telephone or telegraphic communications, by directors, officers and regular employees, who will not receive any additional compensation in respect of such solicitations.

WHERE YOU CAN FIND MORE INFORMATION

     The Company files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov/ that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Company.

     In addition, the Company's Annual Report and Form 10-K is available via the Internet at the Company's website http://www.jbhunt.com as are press releases and other pertinent information about the Company.


          STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY ENCLOSED IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

                                             By Order of the Board of Directors
                                                      JOHNELLE D. HUNT
                                                          Secretary

                                [J.B. HUNT LOGO]


                            615 J.B. CORPORATE DRIVE
                             LOWELL, ARKANSAS 72745
                                  479-820-0000

--------------------------------------------------------------------------------
PROXY

                       J.B. HUNT TRANSPORT SERVICES, INC.
               PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 25, 2002

The undersigned hereby constitute(s) and appoint(s) WAYNE GARRISON AND KIRK THOMPSON as Proxies, each with the power to appoint his substitute, and hereby authorizes the Proxies, or either of them, to represent and vote as designated on this proxy card all of the shares of common stock of J.B. HUNT TRANSPORT SERVICES, INC. held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders to be held on April 25, 2002, and any adjournment thereof.

Election of Directors, Nominees:

(01) Johnelle D. Hunt

(02) Kirk Thompson

(03) Leland E. Tollett

(04) John A. White

COMMENT/CHANGE OF ADDRESS:

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
If you have written in the above space, please mark the corresponding box on the reverse side of this card


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                                                                            2600
[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    SAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

                 FOR   WITHHELD                         FOR   AGAINST  ABSTAIN                           FOR     AGAINST   ABSTAIN
1. Election of   [ ]     [ ]     2. To ratify the       [ ]     [ ]      [ ]    3. To consider and       [ ]       [ ]       [ ]
Directors                           appointment of                                 act upon such other
(See Reverse)                       KPMG LLP as the                                business as may
                                    principal independent                          properly come before
For, except vote withheld from      public accountants for                         the meeting or any
the following nominee(s):           fiscal year 2002.                              adjournments
                                                                                   thereof.
---------------------------------

                                                Change of Address/Comments
                                                on Reverse Side              [ ]


SIGNATURE(S)                                        DATE
            --------------------------------------      ------------------------

NOTE: Please mark, sign, date and promptly return this proxy card in the enclosed envelope. Please sign exactly as your name(s) appear(s) above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

The signer hereby revokes all proxies hereto-fore given by the signer to vote at said meeting or any adjournments thereof.
--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o




                       J.B. HUNT TRANSPORT SERVICES, INC.

Dear Stockholder:

J.B. Hunt Transport Services, Inc. encourages U.S. and Canadian residents to take advantage of a convenient way by which you can vote your shares by telephone. If you vote by telephone, you do not need to return this proxy card.

To vote your shares by telephone you must use the voter control number in the box above, just below the perforation. On a touch-tone telephone, call toll-free 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week. The telephone response system will lead you through a simple process of voting your proxy.

Your voter control number above must be used to access the system. Your telephone vote provides the same authorization to vote your shares as if you marked, signed, dated and returned your proxy card.


                  Your vote is important. Thank you for voting.